UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2025
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Live Ventures Incorporated
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (702) 997-5968
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 26, 2025, Live Ventures Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 21, 2025. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a term expiring on the date of the Annual Meeting in 2026 or until their respective successors are duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Jon Isaac	2,392,423	4,507	272,503
Tony Isaac	2,387,060	9,870	272,503
Richard D. Butler, Jr.	2,336,264	60,666	272,503
Dennis (De) Gao	2,370,526	26,404	272,503
Tyler Sickmeyer	2,370,601	26,329	272,503
Proposal No. 2 – Ratification of Independent Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the selection of Frazier & Deeter, LLC as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2025.

Votes For	Votes Against	Abstentions
2,649,782	19,634	17
Proposal No. 3 – Advisory vote on executive Compensation

At the Annual Meeting, the Company’s stockholders approved by non-binding advisory vote the executive compensation of certain executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,320,358	27,083	49,489	272,503
Proposal No. 4 – Advisory vote on frequency of future votes on executive compensation

At the Annual Meeting, the Company’s stockholders approved by non-binding advisory vote a frequency of votes on executive compensation of every three years.

One Year	Two Years	Three Years	Abstentions
168,575	323	2,198,100	29,932

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

	By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: June 27, 2025
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